Exhibit 99.1

Pro Forma Financial Overview

LTM Mar-24 Financials

($ in millions)	Restricted Group (Domestic)	International	Unrestricted Subsidiaries[1]	Consolidated
Theatres	383	337	175	895
Revenue	$2,405	$1,136	$1,269	$4,810
Adj. EBITDA	$156	$55	$176	$387
Memo
Revenue / Theatre	$6.3	$3.4	$7.2	$5.4
Adj. EBITDA / Theatre	$0.4	$0.2	$1.0	$0.4

Note: 361,159,031 common shares outstanding as of July 17th

1.	Includes (i) new Unrestricted Subsidiary holding transferred theatre and intellectual property assets and (ii) Centertainment Development. AMC Theatres of UK included in International.

		(unaudited)
	AMCEH &
	Restricted	Unrestricted
(In millions, except share data)	Subsidiaries	Subsidiaries	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$400.9	$94.7	$495.6
Restricted cash	23.1	—	23.1
Intercompany receivables (payables)	11.3	(11.3)	—
Receivables, net	101.6	4.1	105.7
Other current assets	81.6	34.5	116.1
Total current assets	618.5	122.0	740.5
Property, net	1,230.2	440.0	1,670.2
Operating lease right-of-use assets, net	2,811.7	928.6	3,740.3
Intangible assets, net	43.0	104.4	147.4
Goodwill	2,342.7	—	2,342.7
Other long-term assets	205.6	0.9	206.5
Investment in subsidiary	444.3	(444.3)	—
Total assets	$7,696.0	$1,151.6	$8,847.6
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$213.6	$43.4	$257.0
Accrued expenses and other liabilities	467.5	23.1	490.6
Deferred revenues and income	386.7	5.0	391.7
Current maturities of corporate borrowings	20.0	—	20.0
Current maturities of finance lease liabilities	6.5	—	6.5
Current maturities of operating lease liabilities	383.5	163.0	546.5
Total current liabilities	1,477.8	234.5	1,712.3
Corporate borrowings	4,862.0	—	4,862.0
Finance lease liabilities	52.0	—	52.0
Operating lease liabilities	3,260.0	912.2	4,172.2
Exhibitor services agreement	502.5	—	502.5
Deferred tax liability, net	32.7	—	32.7
Shareholder litigation liability	—	—	—
Other long-term liabilities	99.3	4.9	104.2
Total liabilities	10,286.3	1,151.6	11,437.9
Commitments and contingencies
Stockholders’ deficit:
AMC Entertainment Holdings, Inc.'s stockholders' deficit:
Preferred stock	0.1	—	0.1
Class A common stock	5.2	—	5.2
Additional paid-in capital	5,322.1	—	5,322.1
Accumulated other comprehensive loss	(84.6)	—	(84.6)
Accumulated deficit	(7,833.1)	—	(7,833.1)
Total stockholders' deficit	(2,590.3)	—	(2,590.3)
Total liabilities and stockholders’ deficit	$7,696.0	$1,151.6	$8,847.6

	Three Months Ended March 31, 2023
	(unaudited)
	AMCEH &
	Restricted	Unrestricted
(In millions)	Subsidiaries	Subsidiaries	Consolidated
Revenues
Admissions	$382.1	$152.0	$534.1
Food and beverage	249.8	78.9	328.7
Other theatre	77.6	14.0	91.6
Intercompany management services	3.2	(3.2)	—
Intercompany royalty fee	(2.3)	2.3	—
Total revenues	710.8	244.0	954.4
Operating costs and expenses
Film exhibition costs	172.0	74.2	246.2
Food and beverage costs	48.3	13.1	61.4
Operating expense, excluding depreciation and amortization below	294.4	88.8	383.2
Rent	150.1	55.6	205.7
General and administrative:
Merger, acquisition and other costs	0.2	—	0.2
Other, excluding depreciation and amortization below	72.3	—	72.3
Depreciation and amortization	69.4	24.2	93.6
Impairment of long-lived assets	—	—	—
Operating costs and expenses	806.7	255.9	1,062.6
Operating income (loss)	(96.3)	(11.9)	(108.2)
Other expense, net:
Other expense (income)	37.9	(0.1)	37.8
Interest expense:
Corporate borrowings	90.7	—	90.7
Finance lease obligations	0.9	—	0.9
Non-cash NCM exhibitor services agreement	9.5	—	9.5
Investment expense (income)	2.0	(15.5)	(13.5)
Total other expense, net	141.0	(15.6)	125.4
Net earnings (loss) before income taxes	(237.3)	3.7	(233.6)
Income tax provision	1.9	—	1.9
Net earnings (loss)	$(239.2)	$3.7	$(235.5)

Adjusted EBITDA for the unrestricted subsidiaries for three months ended March 31, 2023, was $11.1 million.

	Three Months Ended March 31, 2023
	(unaudited)
	AMCEH &
	Restricted	Unrestricted
	Subsidiaries	Subsidiaries	Consolidated
Net earnings (loss)	$(239.2)	$3.7	$(235.5)
Other comprehensive loss:
Unrealized foreign currency translation adjustments	(7.7)	0.5	(7.2)
Pension adjustments:
Net gain (loss) arising during the period	(0.1)	—	(0.1)
Other comprehensive loss:	(7.8)	0.5	(7.3)
Total comprehensive loss	$(247.0)	$4.2	$(242.8)

	Three months ended
	March 31, 2023
	(unaudited)
	AMCEH &
	Restricted	Unrestricted
	Subsidiaries	Subsidiaries	Consolidated
Net loss	$(239.2)	$3.7	$(235.5)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	69.4	24.2	93.6
(Gain) loss on extinguishment of debt	(65.1)	—	(65.1)
Deferred income taxes	0.6	—	0.6
Impairment of long-lived assets	—	—	—
Unrealized loss (gain) on investments in Hycroft	4.6	—	4.6
Amortization of net premium on corporate borrowings to interest expense	(15.2)	—	(15.2)
Amortization of deferred financing costs to interest expense	2.3	—	2.3
Non-cash portion of stock-based compensation	25.9	—	25.9
Gain on disposition of Saudi Cinema Company	—	(15.5)	(15.5)
Equity in loss from non-consolidated entities, net of distributions	(0.8)	(0.3)	(1.1)
Landlord contributions	6.4	—	6.4
Other non-cash rent benefit	(8.0)	(1.6)	(9.6)
Deferred rent	(29.7)	(8.9)	(38.6)
Net periodic benefit cost (income)	0.4	—	0.4
Non-cash shareholder litigation expense	116.6	—	116.6
Change in assets and liabilities:
Receivables	63.6	3.4	67.0
Other assets	(26.8)	(1.7)	(28.5)
Accounts payable	(55.0)	(10.2)	(65.2)
Accrued expenses and other liabilities	(20.9)	(0.1)	(21.0)
Intercompany receivables and payables	(11.3)	11.3	—
Other, net	(12.4)	0.4	(12.0)
Net cash used in operating activities	(195.6)	4.7	(189.9)
Cash flows from investing activities:
Capital expenditures	(41.1)	(6.3)	(47.4)
Acquisition of theatre assets	—	—	—
Proceeds from disposition of Saudi Cinema Company	—	30.0	30.0
Proceeds from disposition of long-term assets	0.8	—	0.8
Other, net	—	—	—
Net cash used in investing activities	(40.3)	23.7	(16.6)
Cash flows from financing activities:
Repurchase of Senior Subordinated Notes due 2026	(1.7)	—	(1.7)
Repurchase of Second Lien Notes due 2026	(54.8)	—	(54.8)
Scheduled principal payments under Term Loan due 2026	(5.0)	—	(5.0)
Net proceeds from equity issuances	146.6	—	146.6
Principal payments under finance lease obligations	(1.6)	—	(1.6)
Cash used to pay for deferred financing costs	(1.5)	—	(1.5)
Taxes paid for restricted unit withholdings	(13.1)	—	(13.1)
Net cash provided by (used in) financing activities	68.9	—	68.9
Effect of exchange rate changes on cash and cash equivalents and restricted cash	1.9	—	1.9
Net decrease in cash and cash equivalents and restricted cash	(164.1)	28.4	(135.7)
Cash and cash equivalents and restricted cash at beginning of period	588.1	15.7	654.4
Cash and cash equivalents and restricted cash at end of period	$424.0	$94.7	$518.7

	As of December 31, 2023
	(unaudited)
	AMCEH &
	Restricted	Unrestricted
(In millions, except share data)	Subsidiaries	Subsidiaries	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$785.4	$98.9	$884.3
Restricted cash	27.1	—	27.1
Intercompany receivables (payables)	(92.5)	92.5	—
Receivables, net	193.1	10.6	203.7
Other current assets	53.2	34.8	88.0
Total current assets	966.3	236.8	1,203.1
Property, net	1,153.1	407.3	1,560.4
Operating lease right-of-use assets, net	2,649.2	895.3	3,544.5
Intangible assets, net	42.3	104.4	146.7
Goodwill	2,358.7	—	2,358.7
Other long-term assets	194.8	1.0	195.8
Investment in subsidiary	554.2	(554.2)	—
Total assets	$7,918.6	$1,090.6	$9,009.2
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$273.0	$47.5	$320.5
Accrued expenses and other liabilities	329.6	21.2	350.8
Deferred revenues and income	420.2	1.6	421.8
Current maturities of corporate borrowings	25.1	—	25.1
Current maturities of finance lease liabilities	5.4	—	5.4
Current maturities of operating lease liabilities	367.9	140.9	508.8
Total current liabilities	1,421.2	211.2	1,632.4
Corporate borrowings	4,552.3	—	4,552.3
Finance lease liabilities	50.0	—	50.0
Operating lease liabilities	3,125.4	875.3	4,000.7
Exhibitor services agreement	486.6	—	486.6
Deferred tax liability, net	32.4	—	32.4
Shareholder litigation liability	—	—	—
Other long-term liabilities	98.6	4.1	102.7
Total liabilities	9,766.5	1,090.6	10,857.1
Commitments and contingencies
Stockholders’ deficit:
AMC Entertainment Holdings, Inc.'s stockholders' deficit:
Preferred stock	—	—	—
Class A common stock	2.6	—	2.6
Additional paid-in capital	6,221.9	—	6,221.9
Accumulated other comprehensive loss	(78.2)	—	(78.2)
Accumulated deficit	(7,994.2)	—	(7,994.2)
Total stockholders' deficit	(1,847.9)	—	(1,847.9)
Total liabilities and stockholders’ deficit	$7,918.6	$1,090.6	$9,0009.2

	Twelve Months Ended December 31, 2023
	(unaudited)
	AMCEH &
	Restricted	Unrestricted
(In millions)	Subsidiaries	Subsidiaries	Consolidated
Revenues
Admissions	$1,893.7	$796.8	$2,690.5
Food and beverage	1,255.4	414.4	1,669.8
Other theatre	375.1	77.2	452.3
Intercompany management services	19.7	(19.7)	—
Intercompany royalty fee	(12.0)	12.0	—
Total revenues	3,531.9	1,280.7	4,812.6
Operating costs and expenses
Film exhibition costs	888.3	402.8	1,291.1
Food and beverage costs	246.0	69.3	315.3
Operating expense, excluding depreciation and amortization below	1,292.4	399.1	1,691.5
Rent	653.4	220.1	873.5
General and administrative:
Merger, acquisition and other costs	1.7	—	1.7
Other, excluding depreciation and amortization below	241.9	—	241.9
Depreciation and amortization	275.2	89.8	365.0
Impairment of long-lived assets	104.3	2.6	106.9
Operating costs and expenses	3,703.2	1,183.7	4,886.9
Operating income (loss)	(171.3)	97.0	(74.3)
Other expense, net:
Other expense (income)	(77.6)	0.8	(76.8)
Interest expense:
Corporate borrowings	369.6	—	369.6
Finance lease obligations	3.7	—	3.7
Non-cash NCM exhibitor services agreement	37.9	—	37.9
Investment expense (income)	0.9	(16.4)	(15.5)
Total other expense, net	334.5	(15.6)	318.9
Net earnings (loss) before income taxes	(505.8)	112.6	(393.2)
Income tax provision	3.4	—	3.4
Net earnings (loss)	$(509.2)	$112.6	$(396.6)

Adjusted EBITDA for the unrestricted subsidiaries for twelve months ended December 31, 2023, was $183.2 million.

	Twelve Months Ended December 31, 2023
	(unaudited)
	AMCEH &
	Restricted	Unrestricted
	Subsidiaries	Subsidiaries	Consolidated
Net earnings (loss)	$(509.2)	$112.6	$(396.6)
Other comprehensive loss:
Unrealized foreign currency translation adjustments	(0.4)	1.5	1.1
Pension adjustments:
Net gain (loss) arising during the period	(2.0)	—	(2.0)
Other comprehensive loss:	(2.4)	1.5	(0.9)
Total comprehensive loss	$(511.6)	$114.1	$(397.5)

	Twelve months ended
	December 31, 2023
	(unaudited)

	Restricted	Unrestricted
	Subsidiaries	Subsidiaries	Consolidated
Net loss	$(509.2)	$112.6	$(396.6)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	275.2	89.8	365.0
(Gain) loss on extinguishment of debt	(142.8)	—	(142.8)
Deferred income taxes	0.7	—	0.7
Impairment of long-lived assets	104.3	2.6	106.9
Unrealized loss (gain) on investments in Hycroft	12.6	—	12.6
Amortization of net premium on corporate borrowings to interest expense	(55.6)	—	(55.6)
Amortization of deferred financing costs to interest expense	9.6	—	9.6
Non-cash portion of stock-based compensation	42.5	—	42.5
Gain on disposition of Saudi Cinema Company	—	(15.5)	(15.5)
Equity in loss from non-consolidated entities, net of distributions	0.1	(0.3)	(0.2)
Landlord contributions	22.6	1.3	23.9
Other non-cash rent benefit	(28.7)	(6.3)	(35.0)
Deferred rent	(90.2)	(33.9)	(124.1)
Net periodic benefit cost (income)	1.4	—	1.4
Non-cash shareholder litigation expense	99.3	—	99.3
Change in assets and liabilities:
Receivables	(42.5)	(3.1)	(45.6)
Other assets	(4.4)	(2.3)	(6.7)
Accounts payable	5.4	(6.1)	(0.7)
Accrued expenses and other liabilities	(18.8)	(7.9)	(26.7)
Intercompany receivables and payables	92.5	(92.5)	—
Other, net	(30.5)	2.9	(27.6)
Net cash used in operating activities	(256.5)	41.3	(215.2)
Cash flows from investing activities:
Capital expenditures	(186.9)	(38.7)	(225.6)
Acquisition of theatre assets	(4.0)	—	(4.0)
Proceeds from disposition of Saudi Cinema Company	—	30.0	30.0
Proceeds from disposition of long-term assets	16.5	—	16.5
Other, net	3.0	—	3.0
Net cash used in investing activities	(171.4)	(8.7)	(180.1)
Cash flows from financing activities:
Repurchase of Senior Subordinated Notes due 2026	(1.7)	—	(1.7)
Repurchase of Second Lien Notes due 2026	(139.9)	—	(139.9)
Scheduled principal payments under Term Loan due 2026	(20.0)	—	(20.0)
Net proceeds from equity issuances	832.7	—	832.7
Principal payments under finance lease obligations	(5.6)	—	(5.6)
Cash used to pay for deferred financing costs	(2.0)	—	(2.0)
Taxes paid for restricted unit withholdings	(14.2)	—	(14.2)
Net cash provided by (used in) financing activities	649.3	—	649.3
Effect of exchange rate changes on cash and cash equivalents and restricted cash	3.0	—	3.0
Net decrease in cash and cash equivalents and restricted cash	224.4	32.6	257.0
Cash and cash equivalents and restricted cash at beginning of period	588.1	66.3	654.4
Cash and cash equivalents and restricted cash at end of period	$812.5	$98.9	$911.4

		(unaudited)
	AMCEH &
	Restricted	Unrestricted
(In millions, except share data)	Subsidiaries	Subsidiaries	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$526.0	$98.2	$624.2
Restricted cash	36.5	—	36.5
Intercompany receivables (payables)	(83.1)	83.1	—
Receivables, net	129.3	11.1	140.4
Other current assets	77.6	34.3	111.9
Total current assets	686.3	226.7	913.0
Property, net	1,111.2	393.1	1,504.3
Operating lease right-of-use assets, net	2,587.4	872.1	3,459.5
Intangible assets, net	41.4	104.4	145.8
Goodwill	2,322.1	—	2,322.1
Other long-term assets	193.1	0.9	194.0
Investment in subsidiary	541.8	(541.8)	—
Total assets	$7,483.3	$1,055.4	$8,538.7
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$208.7	$41.5	$250.2
Accrued expenses and other liabilities	300.3	19.2	319.5
Deferred revenues and income	391.6	2.6	394.2
Current maturities of corporate borrowings	25.0	—	25.0
Current maturities of finance lease liabilities	5.2	—	5.2
Current maturities of operating lease liabilities	368.7	140.2	508.9
Total current liabilities	1,299.5	203.5	1,503.0
Corporate borrowings	4,518.0	—	4,518.0
Finance lease liabilities	48.0	—	48.0
Operating lease liabilities	3,037.0	848.0	3,885.0
Exhibitor services agreement	481.1	—	481.1
Deferred tax liability, net	32.8	—	32.8
Shareholder litigation liability	—	—	—
Other long-term liabilities	97.9	3.9	101.8
Total liabilities	9,514.3	1,055.4	10,569.7
Commitments and contingencies
Stockholders’ deficit:
AMC Entertainment Holdings, Inc.'s stockholders' deficit:
Preferred stock	—	—	—
Class A common stock	2.6	—	2.6
Additional paid-in capital	6,237.7	—	6,237.7
Accumulated other comprehensive loss	(113.6)	—	(113.6)
Accumulated deficit	(8,157.7)	—	(8,157.7)
Total stockholders' deficit	(2,031.0)	—	(2,031.0)
Total liabilities and stockholders’ deficit	$7,483.3	$1,055.4	$8,538.7

	Three Months Ended March 31, 2024
	(unaudited)
	AMCEH &
	Restricted	Unrestricted
(In millions)	Subsidiaries	Subsidiaries	Consolidated
Revenues
Admissions	$383.1	$147.4	$530.5
Food and beverage	245.8	75.4	321.2
Other theatre	85.2	14.5	99.7
Intercompany management services	3.1	(3.1)	—
Intercompany royalty fee	(2.3)	2.3	—
Total revenues	714.9	236.5	951.4
Operating costs and expenses
Film exhibition costs	169.9	69.4	239.3
Food and beverage costs	49.2	13.8	63.0
Operating expense, excluding depreciation and amortization below	303.4	90.4	393.8
Rent	168.5	56.0	224.5
General and administrative:
Merger, acquisition and other costs	(0.1)	—	(0.1)
Other, excluding depreciation and amortization below	57.7	—	57.7
Depreciation and amortization	61.9	19.7	81.6
Impairment of long-lived assets	—	—	—
Operating costs and expenses	810.5	249.3	1,059.8
Operating income (loss)	(95.6)	(12.8)	(108.4)
Other expense, net:
Other expense (income)	(42.5)	(0.3)	(42.8)
Interest expense:
Corporate borrowings	91.0	—	91.0
Finance lease obligations	0.9	—	0.9
Non-cash NCM exhibitor services agreement	9.3	—	9.3
Investment expense (income)	(4.7)	(0.4)	(5.1)
Total other expense, net	54.9	(0.7)	53.3
Net earnings (loss) before income taxes	(149.6)	(12.1)	(161.7)
Income tax provision	1.8	—	1.8
Net earnings (loss)	$(151.4)	$(12.1)	$(163.5)

Adjusted EBITDA for the unrestricted subsidiaries for three months ended March 31, 2024, was $5.1 million.

	Three Months Ended March 31, 2024
	(unaudited)
	AMCEH &
	Restricted	Unrestricted
	Subsidiaries	Subsidiaries	Consolidated
Net earnings (loss)	$(151.4)	$(12.1)	$(163.5)
Other comprehensive loss:
Unrealized foreign currency translation adjustments	(35.5)	(0.3)	(35.8)
Pension adjustments:
Net gain (loss) arising during the period	0.4	—	0.4
Other comprehensive loss:	(35.1)	(0.3)	(35.4)
Total comprehensive loss	$(186.5)	$(12.4)	$(198.9)

	Three months ended
	March 31, 2024
	(unaudited)
	AMCEH &
	Restricted	Unrestricted
	Subsidiaries	Subsidiaries	Consolidated
Net loss	$(151.4)	$(12.1)	$(163.5)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	61.9	19.7	81.6
(Gain) loss on extinguishment of debt	(5.8)	—	(5.8)
Deferred income taxes	0.5	—	0.5
Impairment of long-lived assets	—	—	—
Unrealized loss (gain) on investments in Hycroft	1.0	—	1.0
Amortization of net premium on corporate borrowings to interest expense	(11.2)	—	(11.2)
Amortization of deferred financing costs to interest expense	2.5	—	2.5
Non-cash portion of stock-based compensation	4.3	—	4.3
Gain on disposition of Saudi Cinema Company	—	—	—
Equity in loss from non-consolidated entities, net of distributions	(2.4)	—	(2.4)
Landlord contributions	4.6	—	4.6
Other non-cash rent benefit	(10.0)	(1.7)	(11.7)
Deferred rent	(13.3)	(3.1)	(16.4)
Net periodic benefit cost (income)	0.7	—	0.7
Non-cash shareholder litigation expense	—	—	—
Change in assets and liabilities:
Receivables	59.3	(0.5)	58.8
Other assets	(24.3)	0.6	(23.7)
Accounts payable	(42.1)	(6.0)	(48.1)
Accrued expenses and other liabilities	(61.1)	(1.4)	(62.5)
Intercompany receivables and payables	(9.4)	9.4	—
Other, net	3.3	(0.3)	3.0
Net cash used in operating activities	(192.9)	4.6	(188.3)
Cash flows from investing activities:
Capital expenditures	(45.2)	(5.3)	(50.5)
Acquisition of theatre assets	—	—	—
Proceeds from disposition of Saudi Cinema Company	—	—	—
Proceeds from disposition of long-term assets	—	—	—
Other, net	0.5	—	0.5
Net cash used in investing activities	(44.7)	(5.3)	(50.0)
Cash flows from financing activities:
Repurchase of Senior Subordinated Notes due 2026	—	—	—
Repurchase of Second Lien Notes due 2026	—	—	—
Scheduled principal payments under Term Loan due 2026	(5.0)	—	(5.0)
Net proceeds from equity issuances	(0.5)	—	(0.5)
Principal payments under finance lease obligations	(1.2)	—	(1.2)
Cash used to pay for deferred financing costs	(0.1)	—	(0.1)
Taxes paid for restricted unit withholdings	(2.2)	—	(2.2)
Net cash provided by (used in) financing activities	(9.0)	—	(9.0)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	(3.4)	—	(3.4)
Net decrease in cash and cash equivalents and restricted cash	(250.0)	(0.7)	(250.7)
Cash and cash equivalents and restricted cash at beginning of period	812.5	98.9	911.4
Cash and cash equivalents and restricted cash at end of period	$562.5	$98.2	$660.7